The Czech Republic Fund, Inc.

                                                                  March 12, 1997

Dear Fund Shareholder:

We are pleased to present you with the unaudited financial statements of The Czech Republic Fund, Inc. (the "Fund") for the six months ended February 28, 1997. The Fund's net asset value (NAV) return was 4.6% over this period, outperforming the PX-50, an index of the 50 largest Czech stocks, which fell 6% in U.S. dollar terms.

The macroeconomic fundamentals that initially attracted us to the Czech Republic remain in place, though the Investment Adviser has grown cautious in the last six months over the near-term outlook for the Czech economy. The government may be faced with difficult choices to overcome the country's trade imbalance and economic conditions. Other news is positive, however; the stock exchange in Prague continues to upgrade itself to more accepted world standards, which should improve liquidity of Czech stocks. The Fund continues to provide its shareholders with broad exposure to the Czech Republic and selected countries in Central Europe.

To provide you with a more detailed macroeconomic picture as well as further insight into the Fund's investment strategy, the Investment Adviser discusses its investment approach, the Czech economy and the Fund's top ten equity positions in the following letter.

Sincerely,


/s/ Alan Rappaport
----------------------
Alan Rappaport
Chairman

Investment Adviser's Report                        The Czech Republic Fund, Inc.

The Czech Stock Market

In the six months ended February 28, 1997, the Czech stock market declined 6.0%, measured by the PX-50 Index in U.S. dollars. The index consists of the top 50 capitalized companies in the Czech Republic. In local currency, by contrast, the index rose 5.5% during the six months.

The market began the period in retreat, with the PX-50 falling in September and October 1996. The market then stabilized in November and moved steadily higher over the remainder of the six-month period. Many large-capitalization stocks approached new highs in February, in the expectation that international investors would increase their purchases of Czech securities following the strong performance of the Hungarian and Polish stock markets in January. That expectation, however, has not proved out. Indeed, we believe investors' concerns over the state of the Czech economy is likely to result in market weakness over the next six months.

The restructuring of the Czech securities markets continues, bringing positive change. The Securities Center began daily reporting of over-the-counter trades in February. In addition, the Ministry of Finance recently announced plans to set up an institution for the settlement of security trading to ensure that actual prices of trades are published. The new clearing operation is expected to begin operation by January 1998. Also, the Prague Stock Exchange expects to delist about 800 companies in 1997, mostly smaller businesses with infrequently traded shares.

Investment Strategy

The Fund has consistently outperformed the PX-50 by investing in what we believe are well-managed, quality Czech businesses acquired at reasonable valuations and by allocating a portion of assets to other markets, including Hungary, Poland and Austria. From its inception on September 30, 1994, the Fund has delivered an aggregate total return of 45.0%, compared with a negative return of 16.3% for the PX-50 in U.S. dollars.

Given our caution about the economic outlook for the Czech Republic (detailed below), we recently reduced the Fund's investments in Czech securities, selling stocks that had reached prices we believed to be excessively high. Investments in the Czech Republic represented 84.1% of the Fund's total net investments on August 31, 1996, but were trimmed to 76.2% as of February 28, 1997. We have also cut back on the number of Czech companies owned by the Fund, from 31 at the end of August 1996 to 25 at the end of February 1997, to concentrate on quality businesses that are best equipped to prosper in the current period of economic uncertainty.

As a result, we have increased the Fund's investments in Poland and Austria. The Fund's investment policies require that at least 65% of net assets be invested in the Czech Republic. We expect to move closer to that minimum until the country's economic outlook clarifies itself.

The Fund's Performance

The Fund continued its strong relative performance in the six months ended February 28, 1997. The Fund's total net asset value (NAV) return in U.S. dollars was 4.6%, significantly exceeding the

PX-50. The Fund's NAV closed at $17.43 per share on February 28. On December 31, 1996, the Fund distributed realized capital gains of $0.50 per share.

Economic Outlook

We have become less optimistic about the economic outlook for the Czech Republic than we were six months ago. The country's economic fundamentals have weakened, evidenced by a significant increase in the current account deficit, particularly as a result of its deteriorating trade position. Real wage increases have led to a consumer demand boom, fueling imports. Exports, on the other hand, have lagged seriously, revealing the lack of competitiveness of much of Czech industry. In 1996, the trade deficit widened beyond forecasts to a record 160 billion crowns, up from 95 billion crowns in 1995. As a result, the current account deficit is now running at about 8.5% of gross domestic product (GDP), with the prospect of a further sharp increase.

These conditions cannot continue without potentially painful economic consequences, including the possibility of currency devaluation and the prospect of an economic downturn. In fact, industrial production growth, which had been fairly strong in 1996, turned negative in the initial months of 1997, declining 2.1% in January-February 1997 from a year earlier.

On the positive side, the Czech Republic has relatively little external debt. Consequently, it does not face the pressures of servicing large amounts of debt as it addresses the need for internal change.

The challenge faced by the government is to strengthen domestic industry, increase exports of finished goods and dampen demand for imports. These actions will inevitably involve some wrenching change. Coalition parties are discussing raising rents threefold by the year 2000 to bring them closer to market rates. There is also discussion about raising electricity prices to residential customers in a similar period. Residential electricity rates are indirectly subsidized by industry, increasing industrial costs and providing little incentive for residential customers to control their electricity use. Although Czech inflation eased slightly to 8.8% in 1996 from 9.1% in 1995, higher rents and electricity prices, if implemented, are likely to boost the inflation rate. Nonetheless, the process must occur if the economy is to be brought back into balance.

Although we are cautious about the near future, we continue to believe that investment in the Czech Republic and its neighbors offers unique opportunities in the long run.

Top Ten Holdings as of February 28, 1997

The following are brief descriptions of the top ten companies in which the Fund was invested as of February 28, 1997.

SPT Telecom - 16.0% of total net investments

SPT Telecom is the major supplier of public telecommunications services in the Czech Republic. The company has a monopoly until the year 2000 on international and long-distance services and enjoys limited competition in local telephone service. The company is also one of two providers of cellular telephone services in the Czech Republic.

Ceske Energeticke Zavody - 10.8% of total net investments

CEZ is the country's dominant electrical power producer and distributor, supplying an estimated 80% of total electricity output in the Czech Republic. The company's primary activity is power production and transmission of electrical power to regional distribution companies and some corporate clients. The company is also active in other areas such as hydroelectric power and heat generation.

Komercni Banka a.s. - 10.4% of total net investments

Komercni Banka a.s. is the largest bank in the Czech Republic. Created in 1988, the bank inherited almost the entire portfolio of commercial loans to Czech industry.

CKD Praha - 7.4% of total net investments

CKD Praha is one of the world's leading producers of rail transport and one of the leading Czech heavy engineering conglomerates. CKD trams can be found in over 85 different cities and account for one-third of the trams worldwide.

Tabak a.s. Kutna Hora - 4.5% of total net investments

Tabak is the country's sole tobacco producer. It is majority-owned by Philip Morris, which spent US$150 million to increase Tabak's annual production by 30% to over 24 billion cigarettes by 1997. Current production is approximately 18 billion cigarettes, of which 14% is Marlboro brand production. Petra Start and Sparta are the company's own top-selling brands.

Ceske Radiokommunikace - 4.2% of total net investments

Ceske Radiokommunikace is the owner and operator of telecommunications and radio communication networks, which are independent of SPT Telecom. It provides its clients with both inter-urban and international television and with telephone and data transmission through its radio relay network. It is 70% owned by the government. The company is also the 51% owner of the second GSM license in the Czech Republic.

Gedeon Richter - 3.1% of total net investments

Gedeon Richter is the largest pharmaceutical company in Hungary in terms of revenues. As a fully integrated pharmaceutical group, it sees its products from research and development all the way to marketing and sales. It has an extensive range of products covering all major therapeutic areas. The company currently manufactures approximately 100 ethical drugs in some 170 different presentations.

Polish Mass Privatization Certificates Common - 3.0% of total net investments

The fifteen National Investment Funds (NIFs) that make up this holding were established in December of 1994 to assist in the privatization of state-owned companies - to attract an international or domestic partner to professionally manage these funds, assist in the restructuring of these companies, and provide financial and managerial expertise as well as capital. The NIFs hold stakes in 512 companies and will be listed individually on the Warsaw stock exchange. (Each NIF holds 33% stakes in approximately 33 companies and 1.93% stakes in the others.)

Galena - 2.6% of total net investments

Galena is the second largest pharmaceutical manufacturer in the Czech Republic whose traditional production was medication in liquid formulations. The company produces generic formulations of cyclosporin, ergot alkaloids and other generic drugs. We believe the company will benefit from the registration of a number of Ivax drugs, especially their asthma medications and delivery systems. Staffing levels have been dramatically reduced and unfocused R&D spending has been eliminated, which greatly increased profitability.

Prazske Pivovary - 2.2% of total net investments

Prazske Pivovary is the third largest brewery in the Czech Republic and is majority owned by Bass Plc of the UK. Current capacity will be increased with the addition of two regional breweries, Ostravar and Vratislavice. The company enjoys strong brand name recognition in the premium price segment with Staropramen. Strong export growth is expected through the Bass distribution channels. As the consolidation in the Czech beer industry continues, Prazske Pivovary will be one of the dominant beer producers. Sincerely,

/s/ Pierre Daviron
Pierre Daviron
Portfolio Manager
OpCap Advisors
March 14, 1997

--------------------------------------------------------------------------------
On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of Advantage Advisers, Inc., the Fund's investment manager, and an affiliate of OpCap Advisors, the Fund's investment adviser, entered into an agreement to sell the stock of the investment manager and a controlling interest in the investment adviser to PIMCO Advisors, L.P., and its affiliates. On April 1, 1997, the Board of Directors of the Fund approved, subject to the vote of the Fund's shareholders, a new investment management and investment advisory agreement for the Fund with the investment manager and the investment adviser. The agreements are substantially identical to the existing agreements and would take effect upon shareholder approval and the closing of the proposed transaction. The closing of the transaction is also subject to certain additional closing conditions.
--------------------------------------------------------------------------------

Schedule of Investments                            The Czech Republic Fund, Inc.
February 28, 1997 (unaudited)

Number                                                      Percent
of Shares                  Security                       of Holdings    Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                COMMON  STOCKS    97.72%
--------------------------------------------------------------------------------
                AUSTRIA                                     3.12%
                Forest Products & Paper                     0.74%
    15,000      Mayr-Melnhof Karton+ .............................  $    767,903
                                                                    ------------

                Steel                                       1.61%
    42,000      Voest-Alpine Stahl AG ............................     1,665,819
                                                                    ------------

                Transportation - Airlines                   0.77%
    16,000      Flughafen Wien AG ................................       801,583
                                                                    ------------

                TOTAL AUSTRIA (Cost $3,222,337) ..................     3,235,305
                                                                    ------------

                CZECH REPUBLIC                             76.22%
                Aerospace & Military Components             2.10%
    31,520      Ceska Zbrojovka ..................................     2,173,495
                                                                    ------------

                Banking                                    10.43%
    96,000      Komercni Banka ...................................     9,056,914
    50,000      Komercni Banka Sponsored GDR 144A ................     1,750,000
                                                                    ------------
                                                                      10,806,914
                                                                    ------------
                Beverages & Tobacco                         6.67%
    25,626      Prazske Pivovary .................................     2,299,825
    16,000      Tabak ............................................     4,610,793
                                                                    ------------
                                                                       6,910,618
                Broadcasting & Publishing                   0.88%
     7,280      Bonton+* .........................................       912,554
                                                                    ------------

                Chemicals                                   0.14%
    35,126      Precheza+ ........................................       143,100
                                                                    ------------

                Construction                                4.35%
   112,046      Inzenyrske a Prumyslove Stavby Praha+ ............     1,210,830
    16,832      Metrostav ........................................     1,631,287
    35,500      Stavby Silnic a Zeleznic .........................     1,657,535
                                                                    ------------
                                                                       4,499,652
                                                                    ------------
                Energy Equipment & Services                 0.39%
    16,847      Kablo Kladno+ ....................................       408,041
                                                                    ------------

                Forest Products & Paper                     1.04%
    25,777      Sepap+ ...........................................     1,072,678
                                                                    ------------

Schedule of Investments (continued)                The Czech Republic Fund, Inc.
February 28, 1997 (unaudited)

Number                                                    Percent
of Shares                  Security                     of Holdings      Value
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

                Insurance                                   0.84%
     8,200      Ceska Pojistovna+ ................................  $    872,071
                                                                    ------------

                Investment Funds                            1.43%
    51,125      PPF Prvni Cesky Investment Fund+** ...............       492,851
    27,500      Restitucni Investicni Fund+** ....................       992,487
                                                                    ------------
                                                                       1,485,338
                                                                    ------------
                Machinery & Engineering                     7.52%
   222,711      CKD Praha+ .......................................     7,640,434
    48,700      Prvni Brnenska Strojirna+ ........................       148,528
                                                                    ------------
                                                                       7,788,962
                                                                    ------------
                Pharmaceuticals                             2.65%
    49,000      Galena+ ..........................................     2,740,060
                                                                    ------------

                Steel                                       2.18%
   109,543      Nova Hut+ ........................................     2,254,822
                                                                    ------------

                Telecommunications Equipment               20.26%
    34,029      Ceske Radiokomunikace+ ...........................     4,389,483
   128,000      SPT Telecom+ .....................................    16,598,854
                                                                    ------------
                                                                      20,988,337
                                                                    ------------
                Utilities, Electrical & Gas                15.34%
   249,500      Ceske Energeticke Zavody+ ........................    10,314,162
    28,000      Ceske Energeticke Zavody II+ .....................       883,735
     4,449      Jihoceska Energetika .............................       405,995
    12,632      Praska Energetika ................................       925,223
    21,161      Prvni Severozapadni Teplarenska+ .................     1,104,911
    22,142      Severomoravska Energetika ........................     2,254,535
                                                                    ------------
                                                                      15,888,561
                                                                    ------------

                TOTAL CZECH REPUBLIC  (Cost $60,042,686) .........    78,945,203
                                                                    ------------

                HUNGARY                                    10.80%
                Building Materials                          3.55%
    44,864      Graboplast .......................................     2,097,249
    33,337      Zalakeramia ......................................     1,579,291
                                                                    ------------
                                                                       3,676,540
                                                                    ------------
                Chemicals                                   2.68%
    31,000      Borsodchem .......................................     1,149,784
   101,500      Tiszai Vegyi Kombina  Sponsored GDR+ .............     1,306,812
    25,000      Tiszai Vegyi Kombina  Sponsored GDR 144A+ ........       321,875
                                                                    ------------
                                                                       2,778,471
                                                                    ------------

Schedule of Investments (continued)                The Czech Republic Fund, Inc.
February 28, 1997 (unaudited)

Number                                                   Percent
of Shares                  Security                     of Holdings      Value
--------------------------------------------------------------------------------
COMMON  STOCKS (continued)

                Forest Products & Paper                     1.51%
    47,550      Cie Financiere Pour L'Europe
                Centrale Sponsored GDR 144A+ .....................  $  1,563,206
                                                                    ------------

                Pharmaceuticals                             3.06%
    46,000      Gedeon Richter Sponsored GDR 144A ................     3,162,500
                                                                    ------------

                TOTAL HUNGARY (Cost $7,112,870) ..................    11,180,717
                                                                    ------------

                POLAND                                      7.58%
                Automobiles                                 1.23%
    95,000      Stomil Olsztyn+ ..................................     1,273,396
                                                                    ------------

                Building Materials & Components             0.99%
    59,000      Krosnienskie Huty Szkla Kros .....................     1,022,313
                                                                    ------------

                Data Processing & Reproduction              1.07%
    40,000      Computerland+ ....................................     1,111,565
                                                                    ------------

                Food & Household Products                   1.27%
    48,913      Agros Holdings+ ..................................     1,319,272
                                                                    ------------

                Investment Funds                            3.02%
    58,000      Polish Mass Privatization
                Certificates Common+** ...........................     3,128,729
                                                                    ------------

                TOTAL POLAND (Cost $7,469,765)                         7,855,275
                                                                    ------------

                TOTAL COMMON STOCKS (Cost $77,847,658)               101,216,500
                                                                    ------------

Schedule of Investments (continued)                The Czech Republic Fund, Inc.
February 28, 1997 (unaudited)

Par Value                                                   Percent
(000)                 Security                            of Holdings    Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  SHORT-TERM OBLIGATIONS                    2.28%
--------------------------------------------------------------------------------

                  DISCOUNT NOTE                             2.28%
     $2,360     FHLMC Discount Note 5.30%, 3/3/97 ................  $  2,359,305
                                                                    ------------

                TOTAL DISCOUNT NOTE (Cost $2,359,305)                  2,359,305
                                                                    ------------

                TOTAL INVESTMENTS (Cost $80,206,963)***   100.00%   $103,575,805
                                                                    ============

----------
Footnotes and Abbreviations
+    Non-income producing security.
*    At fair value as determined by the Board of Directors.
**   Passive Foreign Investment Company.
***  Aggregate cost for Federal income tax purposes is $80,823,715

     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

     Excess of value over tax cost               $26,688,573

     Excess of tax cost over value                (3,936,483)
                                                 -----------
                                                 $22,752,090
                                                 ===========
GDR - Global Depository Receipt.
144A - SEC Rule 144A security. Such securities have limited primary and secondary markets in that they are traded only among qualified institutional buyers.



See accompanying notes to financial statements.

Statement of Assets and Liabilities                The Czech Republic Fund, Inc.
February 28, 1997 (Unaudited)


Assets
Investments, at value (Cost $80,206,963) .......................   $103,575,805
Cash (including $1,757,630 of foreign currency holdings with a
  cost of $1,761,997) ..........................................      1,763,244
Receivables:
Dividends ......................................................          1,200
Securities sold ................................................         58,541
Prepaid expenses ...............................................         37,411
Unamortized organizational cost ................................        158,792
                                                                   ------------
Total Assets ...................................................    105,594,993
                                                                   ------------

Liabilities
Payable for securities purchased ...............................      2,785,723
Due to Investment Manager ......................................         78,694
Due to Administrator ...........................................         15,739
Accrued expenses ...............................................        231,627
                                                                   ------------
Total Liabilities ..............................................      3,111,783
                                                                   ------------
Net Assets .....................................................   $102,483,210
                                                                   ------------

NET ASSET VALUE PER SHARE ($102,483,210/5,878,047) .............   $      17.43
                                                                   ============



Net assets consist of:
Capital stock, $0.001 par value; 5,878,047 shares issued
  and outstanding (100,000,000 shares authorized) ..............   $      5,878
Paid-in capital ................................................     76,630,922
Accumulated net investment loss ................................       (524,164)
Accumulated net realized gain on investments
  and foreign currency related transactions ....................      2,987,671
Net unrealized appreciation in value of investments and
  on translation of other assets and liabilities denominated
  in foreign currencies ........................................     23,382,903
                                                                   ------------
                                                                   $102,483,210
                                                                   ============




See accompanying notes to financial statements.

Statement of Operations                                Czech Republic Fund, Inc.
For the Six Months Ended February 28, 1997 (Unaudited)

Investment Income
Interest .......................................................    $   143,757
                                                                    -----------
         Total investment income ...............................        143,757
                                                                    -----------


Expenses
Management fees ......................................  $470,131
Custodian fees .......................................   133,383
Administration fees ..................................    94,026
Legal fees ...........................................    77,359
Audit fees ...........................................    41,655
Transfer agent fees ..................................    32,133
Amortization of organization cost ....................    30,478
Insurance ............................................    25,595
Printing .............................................    19,836
Directors' fees ......................................     5,472
Listing fees .........................................     8,723
Interest expense .....................................     3,621
Miscellaneous ........................................     8,431
                                                        --------
  Gross expenses ................................................       960,843
  Less: Expense offset ..........................................       (38,172)
                                                                    -----------
  Net expenses ..................................................       922,671
                                                                    -----------
  Net investment loss ...........................................      (778,914)
                                                                    ===========

Net Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currencies

Net realized gain (loss) on:
  Security transactions .........................................     3,835,902
  Foreign currency related transactions .........................       (76,665)
                                                                    -----------
                                                                      3,759,237

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
  liabilities denominated in foreign currencies .................     1,167,492

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities
  denominated in foreign currencies .............................     4,926,729
                                                                    -----------
Net increase in net assets resulting from operations ............   $ 4,147,815
                                                                    ===========



See accompanying notes to financial statements.

Statement of Changes in Net Assets                 The Czech Republic Fund, Inc.


                                                                    For the Six
                                                                   Months Ended      For the Year
                                                                 February 28, 1997      Ended
                                                                   (Unaudited)     August 31, 1996
                                                                 ---------------------------------
Increase In Net Assets
Operations
Net investment loss ...........................................   $    (778,914)   $    (383,350)
Net realized gain on investments and foreign
  currency related transactions ...............................       3,759,237        3,852,171
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and
  liabilities denominated in foreign currencies ...............       1,167,492       25,164,910
                                                                  -------------    -------------
  Net increase in net assets resulting from operations ........       4,147,815       28,633,731
                                                                  -------------    -------------

Distributions to Shareholders
Net investment income ($0.25 per share) .......................            --         (1,182,684)
Net realized gains ($0.50 per share) ..........................      (2,939,024)            --
                                                                  -------------    -------------
  Decrease in net assets resulting from distributions .........      (2,939,024)      (1,182,684)
                                                                  -------------    -------------

Capital Share Transactions
Proceeds from issuance of 1,470,913 shares
  (net of $290,347 of sales commissions) ......................            --         16,257,424
Offering costs charged to paid-in capital .....................            --           (314,083)
                                                                  -------------    -------------
Net increase in net assets from capital share transactions ....            --         15,943,341
                                                                  -------------    -------------
Total increase in net assets ..................................       1,208,791       43,394,388
                                                                  -------------    -------------

Net Assets
Beginning of period ...........................................     101,274,419       57,880,031
                                                                  -------------    -------------
End of period (including undistributed net investment income of
  $254,750 as of August 31, 1996) .............................   $ 102,483,210    $ 101,274,419
                                                                  =============    =============




See accompanying notes to financial statements.

Financial Highlights                               The Czech Republic Fund, Inc.
For a Share Outstanding throughout Each Period

                                                                                                             For the Period
                                                                                                            September 30,1994
                                                                        For the                              (Commencement
                                                                    Six Months Ended          For the        of Operations)
                                                                    February 28, 1997        Year Ended          through
                                                                       (Unaudited)         August 31, 1996   August 31, 1995
                                                                    ---------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period .......................             $17.23                 $13.13            $13.77*
                                                                         ------                 ------            ------
Net investment income (loss) ...............................              (0.13)                 (0.07)             0.29
Net realized and unrealized gains (losses) on investments,
  foreign currency holdings, and translation of other assets
  and liabilities denominated in foreign currencies ........               0.83                   5.35             (0.83)
                                                                         ------                 ------            ------
Net increase (decrease) from investment operations .........               0.70                   5.28             (0.54)
                                                                         ------                 ------            ------
Less Distributions
  Dividends from net investment income .....................                --                   (0.25)            (0.10)
  Distributions from net realized gains ....................              (0.50)                   --                --
                                                                         ------                 ------            ------
  Total dividends and distributions ........................              (0.50)                 (0.25)            (0.10)
                                                                         ------                 ------            ------
Capital share transactions
  Dilutive effect of rights offering .......................                --                   (0.93)              --
Net asset value, end of period .............................             $17.43                 $17.23            $13.13
                                                                         ======                 ======            ======

Per share market value, end of period ......................            $15.250                $14.750           $12.125
Total Investment Return Based on Market Value ** ...........               6.91%                 32.17%           (12.80)%

Ratios/Supplemental Data
Net assets, end of period (in 000s) ........................           $102,483               $101,274           $57,880
Ratios of expenses to average net assets ...................               1.96%***++             2.09%++           2.39%***
Ratios of net investment income (loss) to
  average net assets .......................................              (1.66)%***++           (0.51)%++          2.41%***
Portfolio turnover .........................................              26.41%                 42.26%            20.39%
Average commission rate paid+++ ............................             0.2637               $ 0.1554               N/A

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs $0.25 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended August 31, 1995, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calcula tion to be fully subscribed under the terms of the rights offering. Total investment return does not reflect brokerage commissions or sales charges, including on rights offerings, and is not annualized.

***  Annualized.

+    Based on average shares outstanding.

++ Includes expense offsets by the Custodian. If such expense offsets had not been made, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 2.04% and (1.74%) respectively, for the six months ended February 28, 1997, and 2.14% and (0.57%), respectively, for the year ended August 31, 1996.

+++ Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

See accompanying notes to financial statements.

Notes to Financial Statements                                 The Czech Republic
February 28, 1997 (Unaudited)                                         Fund, Inc.

NOTE A: Summary of Significant Accounting Policies

The Czech Republic Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994, and commenced operations on September 30, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company. Prior to commencing its operations on September 30, 1994, the Fund had no activities other than the sale of an aggregate of 7,134 shares of its common stock to Oppenheimer & Co., Inc. ("Oppenheimer") and Oppenheimer Capital, for an aggregate purchase price of $100,019. At February 28, 1997, Oppenheimer owned 3,567 shares and Oppenheimer Capital owned 4,999 shares of the Fund's common stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are valued

     (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. In addition, in instances where market quotations are not readily available or a price determined above is deemed not to represent fair market value, the price is determined in such manner ("fair value") as the Board of Directors may prescribe. Securities totaling $912,554 (0.89% of net assets) at February 28, 1997, were fair valued. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Board of Directors determines that such valuation does not constitute fair value. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Notes to Financial Statements -- continued                    The Czech Republic
February 28, 1997 (Unaudited)                                         Fund, Inc.

Tax Status. No provision is made for U.S. federal income or excise taxes as the Fund has qualified and intends to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

The characterization of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their ultimate characterization for federal income tax purposes.

The Fund elected to defer $87,496 of net realized foreign currency losses arising after October 31, 1995. In accordance with U.S. Treasury regulations, such losses are treated for tax purposes as arising on September 1, 1996.

The tax treaty entered into between the United States and the Czech Republic (the "Treaty") provides protection from Czech taxation in certain circumstances. The benefits allowed under the Treaty will apply, without limitation, if the Fund is a tax resident in the United States, does not have a permanent establishment in the Czech Republic and, with respect to the Fund's shares, there is "substantial and regular trading on a recognized securities exchange." In relevant part, the following benefits are provided under the Treaty:

     (i) dividends received from Czech securities will generally be subject to a withholding tax at a rate of 15%, and at a lesser rate of 5% if the holder has a beneficial ownership interest of 10% or more of the voting shares of the issuer;

     (ii) interest received from such investments will not be subject to withholding taxes in the Czech Republic;

     (iii) capital gains of the Fund from Czech securities will not be taxed in the Czech Republic.

Based upon current circumstances, the Fund believes it is entitled to the benefits of the Treaty and accordingly recognizes withholding taxes based upon the applicable Treaty rates. However, there is no history of regulatory or legal interpretation of the Treaty by Czech authorities and there can be no assurance that the benefits of the Treaty will be available to the Fund. If the benefits of the Treaty were not available to the Fund, the Fund would be subject to tax under Czech domestic tax law, which provides that the capital gains on certain sales of shares and securities in Czech corporations are subject to Czech taxation at the rate of 39%. In addition, the Fund would be subject to withholding of 25% on dividend and interest payments received with respect to Czech investments.

The Fund believes that dividend income in the Slovak Republic, Austria, Hungary and Poland is subject to the applicable withholding tax rates, which currently are up to 15% and that capital gains on the sale of securities of companies domiciled in such countries are not subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Such treaties may be subject to certain of the risks and considerations described above with respect to the Treaty. At present, the aforementioned countries do not impose a withholding tax on interest income earned.

Notes to Financial Statements -- continued                    The Czech Republic
February 28, 1997 (Unaudited)                                         Fund, Inc.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gain and loss for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, and the fact that foreign securities markets may be smaller and less developed.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and normally to distribute annually any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

Notes to Financial Statements -- continued                    The Czech Republic
February 28, 1997 (Unaudited)                                         Fund, Inc.

During the period ended August 31, 1996, the Fund reclassified $661,620 from accumulated net realized gain on investments and foreign currency related transactions to accumulated net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses and gains on the sales of Passive Foreign Investment Companies. Net investment income and net assets were not affected by the reclassification.

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

From time to time the Fund may maintain a cash balance with its custodian, and in lieu of interest thereon receive a reduction of its custody fees and expenses. For financial reporting purposes for the six months ended February 28, 1997, custodian fees and expenses were increased by $38,172 to reflect this fee reduction. There was no effect on net investment income. The Fund could have invested such cash amounts in an income producing asset as an alternative to a reduction of fees or expenses under the expense offset arrangement with the custodian.

NOTE B: Management, Investment Advisory and Administrative Services

The investment manager is Advantage Advisers, Inc., a subsidiary of Oppenheimer ("Advantage," or the "Investment Manager"), the investment adviser is OpCap Advisors, an affiliate of Oppenheimer ("OpCap," or the "Investment Adviser"). Pursuant to a Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Investment Adviser regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies.

Effective November 15, 1996, BAI Fondsberatung GmbH ("BAI," or the "Regional Adviser") resigned as Regional Adviser to the Fund. BAI had previously furnished advice and made recommendations to the Investment Adviser regarding the purchase or sale of securities and provided research and statistical data.

Under the Management Agreement, the Investment Manager is entitled to receive a monthly fee for its services at an annual rate of 1.00% of the Fund's average weekly net assets, and prior to November 15, 1996, the Investment Adviser and Regional Adviser were each entitled to receive from the Investment Manager a monthly fee at an annual rate of 0.40% and 0.20%, respectively, of the Fund's average weekly net assets. As of November 15, 1996, the Investment Adviser's fee was increased from 0.40% to 0.50% of the Fund's average weekly net assets upon vote of the Fund's shareholders approving the fee increase. For the six months ended February 28, 1997, fees paid or accrued to the Investment Manager amounted to $470,131. Of this amount, the Investment Manager informed the Fund that $215,325 and $39,481, were paid or payable to the Investment Adviser and Regional Adviser, respectively.

Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended February 28, 1997, these fees

Notes to Financial Statements -- continued                    The Czech Republic
February 28, 1997 (Unaudited)                                         Fund, Inc.

amounted to $94,026. The Administrator subcontracts certain of the services it is required to perform under the Administration Agreement to PFPC Inc.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Regional Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: Portfolio Activity

Purchases and sales of securities other than short-term obligations aggregated $25,274,495 and $23,651,987, respectively, for the six months ended February 28, 1997.

NOTE D: Rights Offering

During the year ended August 31, 1996, the Fund issued 1,470,913 shares in connection with a rights offering of the Fund's shares. Shareholders of record on January 29, 1996, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $11.25 per share. Offering costs of $314,083 attributed to the rights offering were charged to additional paid-in capital, of which $50,000 was paid to Oppenheimer as reimbursement for its expenses in acting as dealer-manager for the offering. Oppenheimer informed the Fund that it received $165,478 for financial advisory services and $42,709 in sales commissions in connection with the offering. The dilative effect of the rights offering on net asset value per share was $0.93 per share (including $0.07 of offering cost per share).

NOTE E: Subsequent Event

On February 14, 1997, Oppenheimer Group, Inc., the ultimate parent company of Advantage and an affiliate of OpCap Advisors, entered into an agreement to sell the stock of Advantage and a controlling interest in OpCap Advisors to PIMCO Advisors, L.P., and its affiliates. On April 1, 1997, the Board of Directors of the Fund approved a new Management Agreement with Advantage and a new Investment Advisory Agreement with OpCap Advisors. The new agreements are substantially identical to the existing advisory agreements and would take effect upon shareholder approval and the closing of the proposed acquisition. The closing is subject to certain additional closing conditions. At the April 1 meeting, the Board of Directors also approved a new Administration Agreement for the Fund, pursuant to which OpCap Advisers would replace Oppenheimer as the Fund's administrator.

NOTE F: Other

At February 28, 1997, substantially all of the Fund's net assets were invested in securities of issuers in the Czech Republic and other Central European countries. The Czech Republic and Central European securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

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                                       19
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================================================================================


THE CZECH REPUBLIC FUND, INC.                                 THE CZECH REPUBLIC
                                                                      FUND, INC.


     INVESTMENT MANAGER
   ADVANTAGE ADVISERS, INC.                        -----------------------------


     INVESTMENT ADVISER
       OPCAP ADVISERS                                      [PICTURE]


     ADMINISTRATOR:
 OPPENHEIMER & CO., INC.                           -----------------------------
                                                               Semiannual Report
                                                               February 28, 1997
CUSTODIAN, TRANSFER AGENT, REGISTRAR:
STATE STREET BANK AND TRUST COMPANY





                                                   ADVANTAGE ADVISERS, INC.


================================================================================